UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

October 27, 2025

Date of Report (date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

DE	0-21272	77-0228183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, CA 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed by Sanmina Corporation (“Sanmina” or the “Company”), on July 29, 2025, the Company entered into a senior secured credit agreement (the “Initial Credit Agreement”, and as amended from time to time, including by Amendment No. 1 and Amendment No. 2, the “Credit Agreement”), providing for committed credit facilities in an aggregate principal amount of $3.5 billion, consisting of a $1.5 billion revolving credit facility and a $2.0 billion term loan A facility (the “Term Loan A Facility”).

On October 20, 2025, the Company entered into Amendment No. 1 to the Credit Agreement (“Amendment No. 1”), and on October 27, 2025, the Company entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2” and, together with Amendment No. 1, the “Amendments”).

Amendment No. 1 amended the Initial Credit Agreement to, among other things, (i) provide for a reallocation of $600,000,000 of Term Loan A Facility commitments from the Term Loan A Facility into a new delayed draw term loan A sub-facility which may be drawn by the Company in up to two separate drawings during the period commencing with the Closing Date, as defined in Item 2.01 below, and ending on the one year anniversary of the Closing Date (the “Delayed Draw Facility”), (ii) add customary conditions precedent to the funding of delayed draw term loans under the Delayed Draw Facility, and (iii) update the use of proceeds provision to provide for the use of loans under the Delayed Draw Facility. Delayed draw terms loans incurred under the Delayed Draw Facility will have substantially the same terms and conditions as term loans drawn on the Closing Date under the Term Loan A Facility, other than the conditions to drawing under the Delayed Draw Facility.

Amendment No. 2 amended the Credit Agreement to provide for an $800,000,000 incremental term loan facility in the form of “Incremental Term B-1 Loans” (the “Term Loan B Facility”). Term loans under the Term Loan B Facility constitute a separate class of term loans under the Credit Agreement. The proceeds of the Term Loan B Facility were made available to fund the Acquisition, as defined in Item 2.01 below, and other related transactions, and to pay fees, commissions and expenses, in each case as permitted by the Credit Agreement. Amendment No. 2 included customary conditions to effectiveness and borrowing, representations and warranties, and acknowledgments by the Company and the other loan parties confirming, among other things, that (i) their guarantees of the obligations under the Initial Credit Agreement extend to the Term Loan B Facility and (ii) the liens securing the obligations under the Initial Credit Agreement continue in full force and effect, unimpaired and with the same priority, after giving effect to Amendment No. 2.

The Credit Agreement provides that borrowings under the Term Loan A Facility (including any term loans drawn under the Delayed Draw Facility) bear interest, at the Company’s option, at either (a) a term SOFR-based rate plus an applicable margin or (b) a base rate plus an applicable margin, in each case with the applicable margin determined pursuant to a pricing grid based on the Company’s consolidated total net leverage ratio, with applicable margins ranging from 1.375% to 2.000% for term SOFR borrowings and from 0.375% to 1.000% for base rate borrowings. Borrowings under the Term Loan B Facility bear interest, at the Company’s option, at either (x) term SOFR plus 2.00% or (y) the base rate plus 1.00%.

In connection with the financing under the Credit Agreement on the Closing Date, the Company’s existing Fifth Amended and Restated Credit Agreement, dated as of September 27, 2022, by and among the Company, the lenders party thereto, and Bank of America, N.A., as administrative agent, has been refinanced in full and terminated.

The foregoing descriptions of the Credit Agreement, Amendment No. 1 and Amendment No. 2 do not purport to be complete and are qualified entirety by reference to the full text of respective agreements. The Company intends to file the Credit Agreement as an exhibit to its Annual Report on Form 10-K for the fiscal year ending September 30, 2025 and the Amendment No. 1 and Amendment No. 2 as exhibits to its Quarterly Report on Form 10-Q for the fiscal quarter ending December 27, 2025.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On October 27, 2025 (the “Closing Date”), Sanmina completed the acquisition of all of the issued and outstanding equity interests of ZT Group Int’l, Inc. (“ZT Systems”) and its subsidiaries from AMD Design, LLC pursuant to that certain Equity Purchase Agreement, dated May 18, 2025 (the “Purchase Agreement,” and such transactions the “Acquisition”).

ZT Systems is a provider of AI and general-purpose compute infrastructure for hyperscale computing companies. The seller is AMD Design, LLC (the “Seller”), a wholly owned subsidiary of Advanced Micro Devices, Inc (“AMD”). Other than in respect of the Purchase Agreement and certain commercial agreements entered into in connection with the Acquisition, there are no material relationships between Sanmina and the Seller or its affiliates.

The aggregate consideration payable at closing consisted of (i) cash consideration of $2.4 billion, subject to adjustments for closing cash, closing indebtedness, closing expenses and net working capital relative to a target amount as provided in the Purchase Agreement and (ii) 1,151,052 shares of Sanmina common stock, representing an aggregate value of $150 million, determined based on per share price of $130.3155, the volume-weighted average trading price of Sanmina’s common stock for the five trading days ending on and including the second trading day immediately preceding the Closing Date. The Seller is also eligible to receive up to $450 million in contingent cash consideration upon the achievement of certain financial metrics during the three-year period following the closing.

The foregoing description of the Purchase Agreement and the Acquisition is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2025, the terms of which are incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a RegistranT

Term Loan Facilities

On October 27, 2025, in connection with the closing of the Acquisition, the Company incurred indebtedness under the Credit Agreement as follows: (i) $1.4 billion in borrowings under the Term Loan A Facility and (ii) $800 million in borrowings under the Term Loan B Facility. The proceeds were used to fund a portion of the purchase price for the Acquisition, refinance certain existing indebtedness, pay transaction fees and expenses and for other permitted purposes under the Credit Agreement. The obligations under the Credit Agreement, including the foregoing borrowings, are guaranteed by certain subsidiaries of the Company and secured by first-priority liens on substantially all of the assets of the Company and such subsidiary guarantors, in each case subject to customary exceptions and permitted liens.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Receivables Purchase Agreement

On October 27, 2025, ZT Systems entered into the Fourteenth Amendment to Master Receivables Purchase Agreement (the “RPA Amendment”) with PNC Bank, National Association (successor to BBVA USA f/k/a Compass Bank) (“PNC”), as purchaser. The RPA Amendment modifies ZT System’s master receivables purchase agreement, dated as of April 19, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) with PNC, including modifications and conforming changes to reflect that ZT Systems has become a subsidiary of the Company.

The Receivables Purchase Agreement provides for an uncommitted receivables purchase facility with a facility limit of $850,000,000. As of October 31, 2025, there are no outstanding Purchased Receivables under the Receivables Purchase Agreement. Pursuant to the Receivables Purchase Agreement, ZT Systems is obligated during the term of the Receivables Purchase Agreement to offer to PNC the first right to purchase accounts receivables of “Eligible Obligors” as defined in the Receivables Purchase Agreement. PNC has the right in its sole discretion to purchase such accounts receivable for the Purchase Price. For any receivables purchased by PNC, ZT Systems’ sole risk is with respect to commercial disputes regarding such receivables. Commercial disputes include billing errors, returns and similar matters. Either ZT Systems or PNC has the right to terminate the receivables purchase facility provided under the Receivables Purchase Agreement with 30 days’ notice, such that ZT Systems would no longer be obligated to offer accounts receivables for sale to PNC and PNC would not purchase any additional accounts receivables. The provisions of the Receivables Purchase Agreement would continue to apply with respect to accounts receivables sold prior to the termination date.

The “Purchase Price” is equal to (a) the Invoice Amount, multiplied by (b) the Funding Percentage (which is 100% for the current Eligible Obligor), minus (c) the Discount Amount, where:

“Discount Amount” means the product of (a) the Invoice Amount, (b) the Funding Percentage, (c) the Discount Rate and (d) the Tenor divided by 360;

“Discount Rate” is a rate equal to the sum of Term SOFR Rate (as defined in the Receivables Purchase Agreement) and an applicable margin set forth for the related Eligible Obligor;

“Invoice Amount” means the face amount of the related invoice (net of taxes payable and credits or discounts provided by ZT Systems to the related Eligible Obligor); and

“Tenor” of any account receivable is the greater of (x) number of days from and including the purchase date of such account receivable to but excluding the maturity date of such account receivable or (y) 15 days. If an account receivable is paid early or late, the price will be adjusted monthly by either a rebate from PNC or an additional payment to PNC, as applicable.

The covenants of ZT Systems under the Receivables Purchase Agreement include the obligation to repurchase any accounts receivable which did not satisfy certain eligibility requirements when sold to PNC under the Receivables Purchase Agreement.

The Receivables Purchase Agreement remains in place following the consummation of the Acquisition.

The foregoing description is qualified in its entirety by reference to the RPA Amendment and the Receivables Purchase Agreement, copies of which the Company intends to file as exhibits to its Quarterly Report on Form 10-Q for the fiscal quarter ending December 27, 2025.

ITEM 3.02 Unregistered Sales of Equity Securities

On the Closing Date, as part of the consideration for the Acquisition, Sanmina issued to the Seller shares of Sanmina common stock, par value $0.01 per share, having an aggregate value of $150 million, calculated in accordance with the Purchase Agreement, resulting in the issuance of 1,151,052 shares (rounded down to the nearest whole share). The shares were issued in a private placement transaction and are subject to transfer restrictions that lapse over a three-year period as described in the Purchase Agreement. The issuance of the shares was made in reliance upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning Sanmina, the Seller and ZT Systems, the transactions, commercial arrangements and financing described herein, and other matters. These forward-looking statements address, among other things, anticipated future plans, objectives, strategies, events, results of operations, or financial condition, and are based on current expectations, estimates, and projections. Such statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Forward-looking statements speak only as of the date they are made or as of the specific dates indicated in such statements. Forward-looking statements can often, but not always, be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “targets,” “pro forma,” “estimates,” “anticipates,” “designed,” “forecasts,” “projects,” “potential,” “continue,” “would,” or the negative of these words and phrases, and similar expressions or comparable terminology. These statements include, without limitation, statements regarding: the strategic and financial benefits and costs of the Acquisition, including estimated total consideration; the expected indebtedness, interest rates and liquidity under the Credit Agreement and the incremental term loan facility; the expected availability and potential benefits of the receivables purchase facility under the Receivables Purchase Agreement; and other statements of future events or conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, but are not limited to: the possibility that the Company may not realize the expected benefits, cost savings, accretion, synergies or growth from the Acquisition, if at all, or that such benefits may be delayed; failure to realize the expected benefits of the Credit Agreement; the applicable interest rates for the credit facilities being higher than expected; uncertainties relating to the Receivables Purchase Agreement, including that it is an uncommitted facility; disruptions to business operations or plans as a result of the Acquisition; significant transaction and integration costs, or unknown or inestimable liabilities associated with the Acquisition; potential impacts of the Acquisition on relationships with suppliers, customers, employees or regulators; fluctuations in demand for the products of the Company, ZT Systems or the combined company; risks related to the expanded indebtedness, including interest rate exposure, refinancing, compliance with covenants and the availability and cost of capital; the amount and timing of any contingent consideration payments; the impact of macroeconomic, industry, competitive, supply chain, geopolitical and regulatory conditions; and compliance with laws and regulations, including trade, export control, anti-corruption, labor, environmental and data security and privacy requirements. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The Company does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANMINA CORPORATION

By:	/s/ Jonathan Faust
Jonathan Faust
Executive Vice President and Chief Financial Officer

Date: October 31, 2025